UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2019

QUEST SOLUTION, INC.

(Exact name of registrant as specified in charter)

Delaware	000-09047	20-3454263
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

860 Conger Street, Eugene, OR 97402

(Address of Principal Executive Offices) (Zip Code)

(714) 899-4800

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

ITEM 4.01	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

Resignation of Independent Registered Public Accounting Firm

On June 6, 2019, RBSM LLP (“RBSM”) notified Quest Solution, Inc. (the “Company”) of its resignation, effective immediately, as the Company’s independent registered public accounting firm. RBSM served as the auditors of the Company’s financial statements for the period from the Company’s fiscal year end December 31, 2014 through the date of dismissal.

The reports of RBSM on the Company’s consolidated financial statements for the Company’s fiscal years ended December 31, 2018 and 2017 did not contain any adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the Company’s fiscal years ended December 31, 2018 and 2017 and the subsequent interim period through June 5, 2019, there were (i) no disagreements with RBSM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of RBSM, would have caused RBSM to make reference to the subject matter of the disagreements as defined in Item 304 of Regulation S-K in connection with any reports its reports, and (ii) there were no “reportable events” as such term is described in Item 304 of Regulation S-K.

The Company has provided RBSM with a copy of the foregoing disclosure, and requested that RBSM furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosure. A copy of the letter from RBSM addressed to the Securities and Exchange Commission dated as of June 6, 2019 is filed as Exhibit 16.1 to this Form 8-K.

New Independent Registered Public Accounting Firm

On June 6, 2019, the Board authorized management of the Company to engage Haynie & Company as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2019. On June 6, 2019, the Company entered into an engagement agreement with Haynie & Company to provide audit services for the year ending December 31, 2019.

During the fiscal years ended December 31, 2018 and 2017 and during the subsequent interim period through June 6, 2019, neither the Company nor anyone acting on its behalf consulted with Haynie & Company regarding (i) the application of accounting principles to a specified transaction either completed or proposed or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided that Haynie & Company concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement between the Company and its predecessor auditor as described in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01	Exhibits

Exhibit No.	Description

16.1	RBSM LLP Letter to the Securities and Exchange Commission, dated June 7, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 11, 2019

QUEST SOLUTION, INC.

By:	/s/ Shai S. Lustgarten
Shai S. Lustgarten
President and CEO